(THE PRIMARY TREND FUNDS LOGO)

ANNUAL REPORT

THE PRIMARY
TREND FUND

THE PRIMARY
INCOME FUND

THE PRIMARY U.S.
GOVERNMENT FUND

MILWAUKEE, WISCONSIN
JUNE 30, 2000

MESSAGE TO SHAREHOLDERS...

     "As long-time value investors, we have just witnessed . . . one of the most disparate market environments where growth-oriented investing flourished, while value-oriented investing languished. It has been painful for value investors and money managers such as ourselves who espouse the virtues of an investment philosophy that is currently out of synch with today's trend. Greed is a double-edged sword. 1999 definitely witnessed the benefits of reaching for the brass ring. We believe that valuations still do matter. Growth and value are constantly passing the leadership baton. Value may be down, but it certainly is not out."

                                        THE PRIMARY TREND FUNDS
                                        December 31, 1999 - Semiannual Report

  We definitely live in interesting times. To borrow a phrase from Charles Dickens, "It was the best of times -- it was the worst of times." The technology boom and Internet craze that captured the hearts of Wall Street and the investing public in 1998, continued its bullish ways in 1999, finishing the year on a manic note. However, this was accomplished at the expense of value stocks, as the chasm between the "haves" and "have-nots" widened considerably.

  Everyone realizes that the Internet will become a daily staple in the lives of Americans, much like the television, telephone or automobile. It is here to stay. However, the economics of the Internet are much more blurred, uncertain and untested. And therein lies the problem as the dot-com frenzy has caught fire. The good news is that it has created a new generation of entrepreneurs and a new breed of investors. The bad news is that it has also created a high-expectation atmosphere on Wall Street -- one that has thrown caution to the wind. It is no different than manias of the past . . . the Gouda Tulip Bulb craze of the 1600s, the South Sea Bubble of the 1700s, the Nifty-Fifty phenomenon of the early 1970s, the gold and silver panic of the early 1980s or the biotech boom of the early 1990s.

  What is different is that all of us as investors are currently in the thick of this technology mania without the benefit of a crystal ball to see how it ends. And emotion is a very powerful force in the stock market arena. Mob psychology, more than anything else, is what drives the market pendulum to extremes.

  As card-carrying reasoned contrarians and deep value managers, we were hurt by technology's fortunes in 1999 -- both indirectly (due to our underweighting in this top-performing sector) and directly (since value stocks were subjected to wholesale selling).

  The final six months of 1999 and the very beginning of the new millennium found value managers such as us scratching their heads. The average stock had peaked in April of 1998 and the majority of stocks were experiencing a bear market while the success of technology/Internet stocks intoxicated the public and Wall Street. This frustrating and painful period for the value-oriented style is best described by value manager and author Seth Klarman as follows: "We underperformed in 1999 not because we abandoned our strict investment criteria, but because we adhered to them; not because we ignored fundamental analysis, but because we practiced it; not because we shunned value, but because we sought it; and not because we speculated, but because we refused to speculate. Ironically, we got hurt by not speculating in the U.S. stock market and refusing to play the technology bubble."

  We offer this not as an excuse but as an observation of the stock market climate in the latter half of 1999. "Buy high to sell higher" ruled the roost, while the cheap just got cheaper.

  The first six months of 2000, however, has been a totally different story. While the NASDAQ Composite (powered by technology issues) continued its merry romp into March, this leadership quickly faltered as those stocks suffered a bear market of their own as the bellwether index fell 35% from its peak in March to its May low. In a much-anticipated turn of events, value stocks have since regained some of their lost luster by refusing to make new lows, and in some cases piquing Wall Street's interest once again.

  While the Primary Trend Funds considerably lagged the markets in the latter half of 1999, they have outpaced those same indices in the first half of 2000. For the 12 months ended June 30, 2000, the Primary Trend Funds generated the following total returns to shareholders:

                    THE PRIMARY TREND FUND               -11.1%
                    THE PRIMARY INCOME FUND              - 9.7%
                    THE PRIMARY U.S. GOVERNMENT FUND     + 2.5%

THE PRIMARY TREND FUND
----------------------

  The Primary Trend Fund, due to its limited exposure to technology stocks, underperformed the popular stock market benchmarks in the final six months of 1999. Adherence to our "unpopular" value-oriented investment philosophy hindered the overall portfolio holdings. We made a conscious decision to avoid the expensive, high-flying tech sector at a time when that was the only "game in town". Conversely, lack of exposure to technology has benefited the Fund thus far in 2000. Technology still represents over 30% of the Standard & Poor's 500 Composite, while it comprises less than 10% in the Fund. We are not averse to owning technology stocks -- just not at the current rich valuations that the majority is granted.

  Our 18% exposure to the energy sector helped buoy the portfolio as both the price of crude oil and natural gas climbed to over $30 per barrel and $4.00 per thousand cubic feet, respectively. We have since taken profits in a number of exploration and production stocks, trimming our exposure to just under 10%. We feel much of the capital gain potential in the energy patch has been realized, but would revisit the sector as values are created.

  The tighter monetary stance by the Fed, coupled with Wall Street's distaste for the undervalued interest-sensitive sector, bruised our financial stocks in 1999. However, we have increased exposure this year to nearly 25% (primarily in the insurance sector, which is by far the cheapest group trading at less than 10x earnings). This increased financial weighting has helped in 2000 and should continue to do so as we move forward. The Fund currently holds 15% in cash and fixed income to be used as we uncover further buying opportunities in the stock market.

THE PRIMARY INCOME FUND
-----------------------

  This Fund also suffered the same fate in the latter half of 1999 as its value-oriented holdings were discarded in favor of the turbo-charged techs. Additionally, utility securities came under heavy selling pressure in the final six months of the year. The Fund currently has a utility exposure of 33% of total assets, with 16% invested in electric and natural gas utility common stocks. Ironically, this staid sector has been a bastion of strength in 2000 and has aided the portfolio.

  The Fund continues to be conservatively positioned with a 30% fixed-income exposure (which includes 15% in utility bonds). This portion of the portfolio provided little enhancement due to the poor performance of the bond market, but it has provided a steady and secure income stream. We anticipate selling some fixed-income instruments as interest rates decline and deploying the proceeds into undervalued equities.

THE PRIMARY U.S. GOVERNMENT FUND
--------------------------------

  This Fund performed very competitively over the past year. Our expectations for a more restrictive Fed policy by Alan Greenspan & Co. were realized. This allowed our shorter duration portfolio to withstand the adverse rising interest-rate environment in the latter half of 1999. We capitalized on the rise in bond yields (decline in bond prices) by extending our maturities earlier this year.

  The government agency bonds now held have a maturity range of 5-10 years, up from the 1-6-year duration a year ago. With an inverted yield curve (the risk-free 3-month Treasury Bill actually yields 6.25%, while the riskier 30-year Treasury Bond yields a lower 5.71%), we are less bullish on long-term bonds. We believe interest rates will have trouble making further progress on the downside as long bond yields have already fallen from a high of 6.75% early in 2000.

A MARKET OF STOCKS...NOT A STOCK MARKET
---------------------------------------

  While the stock market has provided investors with a roller-coaster ride thus far in 2000, scant progress has been made. As of this writing, the Dow Jones Industrial Average is trading 7% below its all-time closing high of 11,722.98 achieved on January 14, 2000. Likewise, the S&P 500 is nearly 4% away from its March record high and the bloodied NASDAQ rests 24% below its March 10 closing high of 5048.62.

  The financial markets are trying to digest a number of unknowns. Is it Bush or Gore in November? Will the Fed continue to raise rates? Has the Internet bubble burst? Do higher energy prices translate into revived inflation? Have tech stocks lost their stock market leadership skills? Old economy or new economy . . . value or growth . . . what should investors own now?

  We believe that the U.S. economy and the stock market are in a transitional period. Alan Greenspan may have a few more interest-rate boosts up his sleeve, but the damage is already reflected. Valuations will now become paramount and stock selection critical. Our recent portfolio additions have performed nicely as we capitalized on unique buying opportunities in some well-known, brand-name companies selling on the cheap: Abbott Labs (+38%); Anheuser-Busch (+46%); Compaq Computer (+28%); Disney (+30%); and Unilever (+11%).

  We are confident that we will continue to hone the portfolios and take advantage of the vagaries in the markets as greed and fear play a tug-of-war. As we alluded to in our Semiannual Report six months ago, value may have been down, but certainly not out. Evidence is building that value is back . . . again.

  All of us at Arnold Investment Counsel respect and value you as a shareholder in the Primary Trend Funds. Our efforts are dedicated solely to one objective -
- making you money. We know that means above-average returns without subjecting your capital to undue risk. You have our pledge that we are constantly striving to accomplish those objectives. Our value philosophy is proving its mettle thus far in 2000, and we are excited about the future and its prospects for you, our fellow shareholders.

  Sincerely,

  /s/ Lilli Gust                             /s/ Barry S. Arnold

  Lilli Gust, President                      Barry S. Arnold, Vice President

August 10, 2000

PORTFOLIOS OF INVESTMENTS
June 30, 2000

                             THE PRIMARY TREND FUND

SHARES OR
PRINCIPAL                                                             MARKET
 AMOUNT                                                  COST         VALUE
 ------                                                  ----         -----
COMMON STOCKS      84.2%
  12,000    AT&T Corp.  (Telecommunications)          $   429,710  $   379,500
  14,000    Abbott Laboratories
              (Pharmaceutical products)                   417,620      623,875
  10,000    Aetna, Inc.  (Managed care/Insurance)         684,132      641,875
   7,000    Albertson's, Inc.  (Retail food stores)       259,700      232,750
  23,000    Allstate Corporation  (Insurance)             795,836      511,750
   8,000    Anheuser-Busch Companies, Inc.  (Beverages)   472,640      597,500
  31,500    Archer-Daniels-Midland Co.
              (Food processing)                           503,293      309,094
   6,998    BP Amoco plc  (Integrated oil company)        143,640      395,824
  10,000    Chubb Corporation  (Insurance)                545,550      615,000
  20,000    Compaq Computer Corporation
              (Computer hardware)                         524,725      511,250
   5,000    Crown Cork & Seal Co., Inc.
              (Packaging products)                        161,182       75,000
  40,000    Darden Restaurants, Inc.
              (Restaurant chains)                         480,736      650,000
   9,000    Donaldson, Lufkin & Jenrette, Inc.
              (Investment banking)                        497,891      381,937
  15,000    EOG Resources, Inc.  (Oil and gas
              exploration and production)                 300,644      502,500
  10,000    Eastman Kodak Company
              (Photography/Imaging)                       398,415      595,000
  15,000    GreenPoint Financial Corp.
              (Financial services)                        216,550      281,250
   5,000    Honeywell Inc.  (Industrial conglomerate)     180,091      168,438
   6,000    Minnesota Mining & Manufacturing Co.
              (Diversified manufacturing)                 428,485      495,000
  13,000    Mylan Laboratories, Inc.
              (Pharmaceutical products)                   209,567      237,250
   8,000    Newmont Mining Corporation  (Gold mining)     195,830      173,000
  25,000    Occidental Petroleum Corporation
              (Integrated oil company)                    467,085      526,562
  10,000    PNC Bank Corporation  (Financial services)    499,550      468,750
  10,000    PartnerRe Ltd.  (Insurance)                   332,975      354,375
  10,000    J.C. Penney Company, Inc.  (Retail stores)    436,225      184,375
  30,000    Pennzoil-Quaker State Co.
              (Consumer products)                         572,401      361,875
  10,000    SLM Holding Corporation
              (Financial services)                        126,155      374,375
   6,000    Seagram Company Ltd.
              (Entertainment/Beverages)                   196,477      348,000
   8,000    Unilever N.V.  (Consumer products)            344,640      344,000
   5,580    United Technologies Corp.  (Aerospace)        231,525      328,523
  10,000    Walt Disney Company (The)  (Entertainment)    327,013      388,125
  22,000    Wendy's International, Inc.
              (Restaurant chains)                         493,848      391,875
                                                      -----------  -----------
                    Total Common Stocks                11,874,131   12,448,628
                                                      -----------  -----------

BONDS AND NOTES      12.3%
$250,000    WorldCom Inc., 7.875%, due 5/15/03            249,842      252,290
 150,000    Kimco Realty Corp., 6.83%, due 11/14/05       145,668      142,617
 400,000    Federal Home Loan Bank, 7.30%, due 9/5/06     400,000      394,856
 100,000    Federal Farm Credit Bank, 5.90%, due 7/21/08   94,140       92,455
 365,000    Federal Home Loan Bank, 6.35%, due 8/28/08    365,000      340,341
 140,000    Federal Home Loan Bank, 5.355%, due 1/5/09    126,907      124,030
 500,000    Federal Home Loan Mortgage Co.,
              7.00%, due 6/30/09                          500,000      477,540
                                                      -----------  -----------
                    Total Bonds and Notes               1,881,557    1,824,129
                                                      -----------  -----------
                    Total Long-Term Investments        13,755,688   14,272,757
                                                      -----------  -----------

            SHORT-TERM INVESTMENT      2.8%
            VARIABLE RATE DEMAND NOTE
 410,113    Wisconsin Corporate Central
              Credit Union, 6.32%                         410,113      410,113
                                                      -----------  -----------
            TOTAL INVESTMENTS      99.3%              $14,165,801   14,682,870
                                                      -----------
                                                      -----------
            Other Assets, less Liabilities      0.7%                   104,340
                                                                   -----------
            NET ASSETS      100.0%                                 $14,787,210
                                                                   -----------
                                                                   -----------

                       See notes to financial statements.

                            THE PRIMARY INCOME FUND

SHARES OR
PRINCIPAL                                                             MARKET
 AMOUNT                                                  COST         VALUE
 ------                                                  ----         -----
            COMMON STOCKS      65.2%
   2,000    AT&T Corp.  (Telecommunications)           $   72,160   $   63,250
   3,000    Abbott Laboratories
              (Pharmaceutical products)                    89,490      133,687
   1,500    Aetna, Inc.  (Managed care/Insurance)          91,526       96,281
   2,000    Alliant Energy Corporation
              (Electric and gas utility)                   61,700       52,000
   3,000    Allstate Corporation  (Insurance)             116,528       66,750
   1,500    Anheuser-Busch Companies, Inc.  (Beverages)    88,620      112,031
   1,637    Apartment Investment & Management Co.
              (Real estate investment trust)               23,363       70,800
   1,600    BP Amoco plc  (Integrated oil company)         33,685       90,500
   1,500    Chubb Corporation  (Insurance)                 81,683       92,250
   2,000    CINergy Corp.  (Electric utility)              39,641       50,875
   3,000    Compaq Computer Corporation
              (Computer hardware)                          77,240       76,687
   4,500    DPL, Inc.  (Electric and gas utility)          45,124       98,719
   5,000    Darden Restaurants, Inc.
              (Restaurant chains)                          91,017       81,250
   2,000    Donaldson, Lufkin & Jenrette, Inc.
              (Investment banking)                        107,433       84,875
   1,000    Eastman Kodak Company  (Photography/Imaging)   69,100       59,500
   4,000    KeySpan Energy  (Natural gas utility)          99,622      123,000
   3,448    MCN Energy Group Inc.  (Natural gas utility)   79,420       73,701
   1,000    Minnesota Mining & Manufacturing Co.
              (Diversified manufacturing)                  71,414       82,500
   3,000    Occidental Petroleum Corporation
              (Integrated oil company)                     62,250       63,188
   2,000    PNC Bank Corporation  (Financial services)     99,660       93,750
   2,000    J.C. Penney Company, Inc.  (Retail stores)     87,073       36,875
   3,000    Pennzoil-Quaker State Co.
              (Consumer products)                          43,652       36,188
   1,000    Seagram Company Ltd.
              (Entertainment/Beverages)                    34,537       58,000
   4,511    Sempra Energy  (Natural gas utility)           70,329       76,687
   2,700    Unilever N.V.  (Consumer products)            116,316      116,100
   2,000    Walt Disney Company (The)  (Entertainment)     64,744       77,625
   4,000    Wendy's International, Inc.
              (Restaurant chains)                          91,476       71,250
   3,000    Wisconsin Energy Corporation
              (Electric and gas utility)                   73,280       59,438
                                                       ----------   ----------
                    Total Common Stocks                 2,082,083    2,197,757
                                                       ----------   ----------

            PREFERRED STOCKS      1.2%
   1,000    Central Maine Power $3.50                      55,250       41,000
                                                       ----------   ----------

            BONDS AND NOTES      29.6%
            CONVERTIBLE DEBENTURE
$ 50,000    Couer d'Alene Mines Corp.,
              6.375%, due 1/31/04                          47,406       22,750
                                                       ----------   ----------

            CORPORATE NOTES
 100,000    Developers Diversified Realty Corp.,
              7.01%, due 2/7/03                            98,773       96,478
  99,000    Philadelphia Electric Co.,
              6.625%, due 3/1/03                          100,499       96,916
  50,000    Peoples Gas Light Co.,
              6.37%, due 5/1/03                            50,585       48,661
  50,000    Northern Illinois Gas Co.,
              5.75%, due 6/1/03                            49,767       48,383
 100,000    Wisconsin Gas Company,
              6.375%, due 11/1/05                         100,727       95,575
 100,000    Kimco Realty Corp.,
              6.83%, due 11/14/05                          97,111       95,078
 170,000    WPS Resources Corp.,
              7.00%, due 11/1/09                          161,676      163,530
                                                       ----------   ----------
                    Total Corporate Notes                 659,138      644,621
                                                       ----------   ----------

            U.S. GOVERNMENT AGENCY NOTES
  75,000    Federal Home Loan Bank,
              7.30%, due 9/5/06                            75,000       74,036
  50,000    Federal Home Loan Bank,
              7.01%, due 8/20/07                           50,000       48,388
  70,000    Federal Home Loan Bank,
              6.35%, due 8/28/08                           70,000       65,271
 155,000    Federal National Mortgage Assoc.,
              6.11%, due 12/4/08                          144,058      143,074
                                                       ----------   ----------
                    Total U.S. Government
                      Agency Notes                        339,058      330,769
                                                       ----------   ----------
                    Total Bonds and Notes               1,045,602      998,140
                                                       ----------   ----------
                    Total Long-Term Investments         3,182,935    3,236,897
                                                       ----------   ----------

            SHORT-TERM INVESTMENT      2.7%
            VARIABLE RATE DEMAND NOTE
  92,375    Wisconsin Corporate Central
              Credit Union, 6.32%                          92,375       92,375
                                                       ----------   ----------
            TOTAL INVESTMENTS      98.7%               $3,275,310    3,329,272
                                                       ----------
                                                       ----------
            Other Assets, less Liabilities      1.3%                    42,488
                                                                    ----------
            NET ASSETS      100.0%                                  $3,371,760
                                                                    ----------
                                                                    ----------

Note to Portfolio of Investments -- As permitted by the Fund's investment policies, the Fund has invested $1,028,485 (31% of its net assets) in securities issued by utilities.

                       See notes to financial statements.

                        THE PRIMARY U.S. GOVERNMENT FUND

PRINCIPAL                                                             MARKET
 AMOUNT                                                  COST         VALUE
 ------                                                  ----         -----
            U.S. GOVERNMENT AGENCY NOTES      94.3%
$ 50,000    Federal Home Loan Mortgage Co.,
              6.875%, due 1/15/05                        $ 50,000     $ 49,739
  50,000    Federal Home Loan Bank, 7.30%, due 9/5/06      50,000       49,357
  50,000    Federal National Mortgage Assoc.,
              7.45%, due 4/30/07                           49,700       49,328
  50,000    Federal Home Loan Bank, 7.01%, due 8/20/07     50,000       48,388
  45,000    Federal Home Loan Bank, 6.21%, due 12/3/07     44,125       42,729
  25,000    Federal Home Loan Bank, 6.35%, due 8/28/08     25,000       23,311
  60,000    Federal Home Loan Bank, 5.355%, due 1/5/09     54,388       53,156
  45,000    Federal National Mortgage Assoc.,
              5.25%, due 1/15/09                           40,640       39,555
 100,000    Federal National Mortgage Assoc.,
              6.42%, due 3/9/09                           100,000       94,023
  50,000    Federal Home Loan Mortgage Co.,
              7.00%, due 6/30/09                           50,000       47,754
                                                         --------     --------
                    Total U.S. Government Agency Notes    513,853      497,340
                                                         --------     --------

            SHORT-TERM INVESTMENTS      3.1%
            VARIABLE RATE DEMAND NOTES
  15,408    Firstar Bank, 6.32%                            15,408       15,408
     826    Wisconsin Corporate Central Credit
              Union, 6.32%                                    826          826
                                                         --------     --------
                    Total Variable Rate Demand Notes       16,234       16,234
                                                         --------     --------
            TOTAL INVESTMENTS      97.4%                 $530,087      513,574
                                                         --------
                                                         --------
            Other Assets, less Liabilities      2.6%                    13,580
                                                                      --------
            NET ASSETS      100.0%                                    $527,154
                                                                      --------
                                                                      --------

                       See notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2000

                                                                                                          THE PRIMARY
                                                                          THE PRIMARY    THE PRIMARY    U.S. GOVERNMENT
                                                                           TREND FUND    INCOME FUND         FUND
                                                                           ----------    -----------    ---------------
Assets:
   Investments, at Value (Note 2):
     Common Stocks                                                        $12,448,628     $2,197,757       $     --
     Preferred Stocks                                                              --         41,000             --
     Bonds and Notes                                                        1,824,129        998,140        497,340
     Short-Term Investments                                                   410,113         92,375         16,234
                                                                          -----------     ----------       --------
          Total Investments (Cost $14,165,801; 3,275,310                   14,682,870      3,329,272        513,574
            and 530,087, respectively)

   Receivable for Investments Sold                                             75,847         45,508             --
   Dividends Receivable                                                        22,136          4,921             --
   Interest Receivable                                                         30,321         15,745         11,897
   Prepaid Expenses                                                             2,335          1,721             16
   Cash                                                                            --             --             30
   Due from Adviser                                                                --             --          9,073
                                                                          -----------     ----------       --------
          Total Assets                                                     14,813,509      3,397,167        534,590
                                                                          -----------     ----------       --------

Liabilities
   Accrued Investment Advisory Fees                                             9,321         15,488             --
   Other                                                                       16,978          9,919          7,436
                                                                          -----------     ----------       --------
          Total Liabilities                                                    26,299         25,407          7,436
                                                                          -----------     ----------       --------
Net Assets                                                                $14,787,210     $3,371,760       $527,154
                                                                          -----------     ----------       --------
                                                                          -----------     ----------       --------
Shares Outstanding                                                          1,401,600        324,148         55,731
Net Asset Value Per Share                                                 $     10.55     $    10.40       $   9.46
                                                                          -----------     ----------       --------
                                                                          -----------     ----------       --------

Net Assets Consist of:
   Capital Stock (30,000,000 shares authorized each)                      $14,190,399     $3,477,481       $585,254
   Net Unrealized Appreciation (Depreciation)
     of Investments                                                           517,069         53,962        (16,513)
   Undistributed Net Investment Income                                        170,077            257            173
   Accumulated Net Realized Losses                                            (90,335)      (159,940)       (41,760)
                                                                          -----------     ----------       --------
Net Assets                                                                $14,787,210     $3,371,760       $527,154
                                                                          -----------     ----------       --------
                                                                          -----------     ----------       --------

                       See notes to financial statements.

STATEMENTS OF OPERATIONS
For the year ended June 30, 2000

                                                                                                          THE PRIMARY
                                                                          THE PRIMARY    THE PRIMARY    U.S. GOVERNMENT
                                                                           TREND FUND    INCOME FUND         FUND
                                                                           ----------    -----------    ---------------
Income:
   Interest                                                                  $207,007        $69,695        $42,101
   Dividends                                                                  331,904(a)     117,579(b)          --
                                                                                     <F1>           <F2>
                                                                          -----------      ---------       --------
   Total Income                                                               538,911        187,274         42,101
                                                                          -----------      ---------       --------

Expenses:
   Investment Advisory Fees (Note 3)                                          129,330         27,577          4,070
   Administration and Accounting Fees                                          37,263         28,039         16,585
   Shareholder Servicing Costs                                                 28,889         11,608         10,015
   Professional Fees                                                           25,456         14,485         12,080
   Registration Fees                                                            5,913          3,006          2,505
   Printing                                                                     4,876          1,492            427
   Custodial Fees                                                               4,478          1,970          1,767
   Postage                                                                      3,625            606            205
   Insurance                                                                    2,153            444             78
   Other                                                                        2,090          1,166          1,077
                                                                          -----------      ---------       --------
   Total Expenses Before Reimbursement                                        244,073         90,393         48,809
   Less Expenses Reimbursed By Adviser (Note 3)                                    --        (53,126)       (42,546)
                                                                          -----------      ---------       --------
   Net Expenses                                                               244,073         37,267          6,263
                                                                          -----------      ---------       --------
Net Investment Income                                                         294,838        150,007         35,838
                                                                          -----------      ---------       --------
Net Realized Loss on Investments                                              (90,335)      (159,940)        (9,757)
Change in Net Unrealized Appreciation/Depreciation
  of Investments                                                           (2,684,013)      (407,834)       (12,255)
                                                                          -----------      ---------       --------
Net Realized and Unrealized Loss on Investments                            (2,774,348)      (567,774)       (22,012)
                                                                          -----------      ---------       --------
Net Increase (Decrease) in Net Assets From Operations                     $(2,479,510)     $(417,767)      $ 13,826
                                                                          -----------      ---------       --------
                                                                          -----------      ---------       --------

(a)<F1>   Net of $4,082 in foreign withholding taxes.
(b)<F2>   Net of $832 in foreign withholding taxes.

                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended June 30, 2000 and 1999

                                                                                                            THE PRIMARY
                                              THE PRIMARY                    THE PRIMARY                  U.S. GOVERNMENT
                                              TREND FUND                     INCOME FUND                       FUND
                                       -------------------------      -------------------------      -------------------------
                                          2000           1999            2000           1999            2000           1999
                                       ----------     ----------      ----------     ----------      ----------     ----------
Operations:
   Net Investment Income               $   294,838    $   321,887     $  150,007     $  149,077       $ 35,838       $ 39,650
   Net Realized Gain (Loss)
     on Investments                        (90,335)     1,426,084       (159,940)       168,129         (9,757)          (324)
   Change in Net Unrealized
     Appreciation/Depreciation
     of Investments                     (2,684,013)      (968,823)      (407,834)      (202,840)       (12,255)       (10,318)
                                       -----------    -----------     ----------     ----------       --------       --------
   Net Increase (Decrease) in Net
     Assets from Operations             (2,479,510)       779,148       (417,767)       114,366         13,826         29,008
                                       -----------    -----------     ----------     ----------       --------       --------
Distributions to Shareholders:
   From Net Investment Income             (280,917)      (285,475)      (149,823)      (152,497)       (35,895)       (39,642)
   From Net Realized Gains                (989,175)    (2,700,933)       (84,195)      (484,432)            --             --
                                       -----------    -----------     ----------     ----------       --------       --------
   Decrease in Net Assets from
     Distributions                      (1,270,092)    (2,986,408)      (234,018)      (636,929)       (35,895)       (39,642)
                                       -----------    -----------     ----------     ----------       --------       --------
Fund Share Transactions:
   Proceeds from Shares Sold               216,516        391,965         50,202        192,540         73,195         89,102
   Reinvested Distributions              1,211,487      2,830,285        215,471        620,704         25,190         32,951
   Cost of Shares Redeemed              (4,242,090)    (3,377,896)      (517,696)      (587,162)      (317,106)      (117,429)
                                       -----------    -----------     ----------     ----------       --------       --------
   Net Increase (Decrease) in
     Net Assets from Fund
     Share Transactions                 (2,814,087)      (155,646)      (252,023)       226,082       (218,721)         4,624
                                       -----------    -----------     ----------     ----------       --------       --------
Total Decrease in
  Net Assets                            (6,563,689)    (2,362,906)      (903,808)      (296,481)      (240,790)        (6,010)
                                       -----------    -----------     ----------     ----------       --------       --------
Net Assets:
   Beginning of Year                    21,350,899     23,713,805      4,275,568      4,572,049        767,944        773,954
                                       -----------    -----------     ----------     ----------       --------       --------
   End of Year                         $14,787,210    $21,350,899     $3,371,760     $4,275,568       $527,154       $767,944
                                       -----------    -----------     ----------     ----------       --------       --------
                                       -----------    -----------     ----------     ----------       --------       --------
Undistributed Net Investment
  Income at End of Year                $   170,077    $   156,007     $      257     $       85       $    173       $    230
                                       -----------    -----------     ----------     ----------       --------       --------
                                       -----------    -----------     ----------     ----------       --------       --------
Transactions in Shares:
   Sales                                    19,851         33,413          4,635         16,049          7,495          8,927
   Reinvested Distributions                103,237        247,034         19,423         51,871          2,633          3,319
   Redemptions                            (410,119)      (288,054)       (49,098)       (48,685)       (32,855)       (11,758)
                                       -----------    -----------     ----------     ----------       --------       --------
   Net Increase (Decrease)                (287,031)        (7,607)       (25,040)        19,235        (22,727)           488
                                       -----------    -----------     ----------     ----------       --------       --------
                                       -----------    -----------     ----------     ----------       --------       --------

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS
The following table shows per share operating performance data, total investment return, ratios and supplemental data for each of the years ended June 30:

                                                                          2000        1999        1998        1997         1996
                                                                         ------      ------      ------      ------       ------
THE PRIMARY TREND FUND
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Year                                       $ 12.64     $ 13.98     $ 14.82     $ 12.59     $ 12.10
                                                                         -------     -------     -------     -------     -------
Net Investment Income                                                       0.20        0.19        0.13        0.12        0.21
Net Realized and Unrealized Gain (Loss) on Investments                     (1.53)       0.23        1.60        2.98        1.30
                                                                         -------     -------     -------     -------     -------
Total from Investment Operations                                           (1.33)       0.42        1.73        3.10        1.51
                                                                         -------     -------     -------     -------     -------
Less Distributions:
   From Net Investment Income                                              (0.17)      (0.16)      (0.06)      (0.14)      (0.23)
   From Net Realized Gains                                                 (0.59)      (1.60)      (2.51)      (0.73)      (0.79)
                                                                         -------     -------     -------     -------     -------
   Total Distributions                                                     (0.76)      (1.76)      (2.57)      (0.87)      (1.02)
                                                                         -------     -------     -------     -------     -------
Net Increase (Decrease)                                                    (2.09)      (1.34)      (0.84)       2.23        0.49
                                                                         -------     -------     -------     -------     -------
Net Asset Value, End of Year                                             $ 10.55     $ 12.64     $ 13.98     $ 14.82     $ 12.59
                                                                         -------     -------     -------     -------     -------
                                                                         -------     -------     -------     -------     -------

TOTAL INVESTMENT RETURN                                                  (11.1)%        4.7%       13.1%       26.2%       11.7%

RATIOS AND SUPPLEMENTAL DATA
   Net Assets, End of Year (in thousands)                                $14,787     $21,351     $23,714     $23,206     $21,123
   Ratio of Net Expenses to Average Net Assets                             1.40%       1.27%       1.24%       1.18%       1.19%
   Ratio of Net Investment Income to Average Net Assets                    1.69%       1.53%       0.89%       0.82%       1.68%
   Portfolio Turnover                                                      32.6%       47.9%       24.4%       63.5%       46.5%

THE PRIMARY INCOME FUND

PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Year                                       $ 12.24     $ 13.86     $ 14.45     $ 12.77     $ 12.07
                                                                         -------     -------     -------     -------     -------
Net Investment Income                                                       0.44        0.42        0.45        0.42        0.43
Net Realized and Unrealized Gain (Loss) on Investments                     (1.60)      (0.14)       1.50        2.44        1.28
                                                                         -------     -------     -------     -------     -------
Total from Investment Operations                                           (1.16)       0.28        1.95        2.86        1.71
                                                                         -------     -------     -------     -------     -------
Less Distributions:
   From Net Investment Income                                              (0.44)      (0.43)      (0.44)      (0.42)      (0.43)
   From Net Realized Gains                                                 (0.24)      (1.47)      (2.10)      (0.76)      (0.58)
                                                                         -------     -------     -------     -------     -------
   Total Distributions                                                     (0.68)      (1.90)      (2.54)      (1.18)      (1.01)
                                                                         -------     -------     -------     -------     -------
Net Increase (Decrease)                                                    (1.84)      (1.62)      (0.59)       1.68        0.70
                                                                         -------     -------     -------     -------     -------
Net Asset Value, End of Year                                             $ 10.40     $ 12.24     $ 13.86     $ 14.45     $ 12.77
                                                                         -------     -------     -------     -------     -------
                                                                         -------     -------     -------     -------     -------

TOTAL INVESTMENT RETURN                                                   (9.7)%        3.0%       14.7%       24.1%       14.8%

RATIOS AND SUPPLEMENTAL DATA
   Net Assets, End of Year (in thousands)                                $ 3,372     $ 4,276     $ 4,572     $ 4,307     $ 4,510
   Ratio of Net Expenses to Average Net Assets                             1.00%       1.00%       0.97%       0.84%       0.84%
   Ratio of Net Investment Income to Average Net Assets                    4.04%       3.46%       3.16%       3.19%       3.43%
   Ratio of Expenses Reimbursed to Average Net Assets                      1.43%       1.12%       1.05%       0.86%       0.73%
   Portfolio Turnover                                                      33.4%       46.9%       33.5%       48.4%       41.5%

THE PRIMARY U.S. GOVERNMENT FUND

PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Year                                       $  9.79     $  9.93     $  9.88     $  9.87     $ 10.09
                                                                         -------     -------     -------     -------     -------
Net Investment Income                                                       0.56        0.51        0.55        0.63        0.63
Net Realized and Unrealized Gain (Loss) on Investments                     (0.33)      (0.14)       0.05        0.01       (0.22)
                                                                         -------     -------     -------     -------     -------
Total from Investment Operations                                            0.23        0.37        0.60        0.64        0.41
                                                                         -------     -------     -------     -------     -------
Less Distributions:
   From Net Investment Income                                              (0.56)      (0.51)      (0.55)      (0.63)      (0.63)
   From Net Realized Gains                                                    --          --          --          --          --
                                                                         -------     -------     -------     -------     -------
   Total Distributions                                                     (0.56)      (0.51)      (0.55)      (0.63)      (0.63)
                                                                         -------     -------     -------     -------     -------
Net Increase (Decrease)                                                    (0.33)      (0.14)       0.05        0.01       (0.22)
                                                                         -------     -------     -------     -------     -------
Net Asset Value, End of Year                                             $  9.46     $  9.79     $  9.93     $  9.88     $  9.87
                                                                         -------     -------     -------     -------     -------
                                                                         -------     -------     -------     -------     -------

TOTAL INVESTMENT RETURN                                                     2.5%        3.8%        6.2%        6.7%        4.1%

RATIOS AND SUPPLEMENTAL DATA
   Net Assets, End of Year (in thousands)                                $   527     $   768     $   774     $   734     $   799
   Ratio of Net Expenses to Average Net Assets                             1.00%       1.00%       0.95%       0.75%       0.75%
   Ratio of Net Investment Income to Average Net Assets                    5.74%       5.13%       5.55%       6.41%       6.24%
   Ratio of Expenses Reimbursed to Average Net Assets                      6.81%       4.97%       5.09%       3.84%       2.20%
   Portfolio Turnover                                                      49.6%       21.3%       62.6%       29.3%       46.6%

                       See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
June 30, 2000

1. ORGANIZATION

   The Primary Trend Fund, Inc. ("Trend Fund"), a growth and income fund, began operations on September 15, 1986. The Primary Income Funds, Inc. ("Income Funds") began operations on September 1, 1989. The Trend Fund and the Income Funds (collectively, the "Funds") are registered under the Investment Company Act of 1940 as open-end investment management companies. The Income Funds is a "series" fund which consists of two portfolios: The Primary Income Fund ("Income Fund") and The Primary U.S. Government Fund ("Government Fund").

2. SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies followed by the Funds:

   a. Each security, excluding securities with 60 days or less remaining to maturity, is valued at the last sale price on the principal exchange, or if no sale is reported, the average of the latest bid and asked prices. Other securities for which market quotations are not readily available are valued under procedures approved by the Boards of Directors.
       Securities with 60 days or less remaining to maturity are valued at amortized cost, which approximates market value.

   b. Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned, and includes amortization of premiums and discounts. Securities gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes.

   c. No provision for federal income taxes has been made since the Funds have elected to be taxed as regulated investment companies and intend to distribute their net investment income and net realized gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The cost basis of investments for federal income tax purposes is the same as that for financial statement purposes. As of June 30, 2000, the Trend Fund, Income Fund, and Government Fund had federal income tax capital loss carryforwards of $23,777, $34,060, and $32,443, respectively. The entire federal income tax loss carryforward for the Trend Fund and Income Fund expire in 2008. The federal income tax loss carryforward for the Government Fund expires as follows: $28,714 in 2003, $2,965 in 2005, and $764 in 2008. As of June 30, 2000, the Trend Fund, Income Fund, and Government Fund had post-October capital losses of $66,558, $125,880,
       and  $9,317,  respectively,  which  are  deferred  until  2001  for   tax
       purposes.

   d. Dividends from net investment income are declared and paid at least annually by the Trend Fund and are declared and paid monthly by the Income Fund and the Government Fund. Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences.

   e. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3. INVESTMENT ADVISORY FEES AND MANAGEMENT AGREEMENTS

   The Funds have agreements with Arnold Investment Counsel, Inc. (the "Adviser"), with whom certain officers and directors of the Funds are
   affiliated,  to  serve  as  investment  adviser.  Under  the  terms  of   the
   agreements, the Adviser receives from both the Trend Fund and the Income Fund a monthly fee at an annual rate of 0.74% of their respective average daily net assets; and from the Government Fund a monthly fee at an annual rate of 0.65% of its average daily net assets. The agreements further stipulate that the Adviser will reimburse the Funds for annual expenses exceeding certain specified levels. In addition to the reimbursements required under the agreements, the Adviser has voluntarily reimbursed the Income Fund and the Government Fund for additional expenses incurred during the year ended June 30, 2000. As of June 30, 2000, the Adviser was reimbursing  the  Income  Fund  and the  Government  Fund  for  all  expenses exceeding 1.00% of their respective average daily net assets. These additional voluntary reimbursements to the Funds may be modified or discontinued at any time by the Adviser. The Adviser was not required to reimburse the Trend Fund for the year ended June 30, 2000. For the year ended June 30, 2000, the Funds incurred investment advisory fees, net of expense reimbursements, totalling $65,305. The Trend Fund and the Income Funds each paid total directors fees of $1,000 to its outside directors during the year ended June 30, 2000.

4. PURCHASES AND SALES OF SECURITIES

   Total purchases and sales of securities, other than short-term investments, for the Funds for the year ended June 30, 2000, were as follows:

                                                            THE PRIMARY
                            THE PRIMARY     THE PRIMARY   U.S. GOVERNMENT
                            TREND FUND      INCOME FUND         FUND
                            ----------      -----------   ---------------
   Purchases
     U.S. Government          $  619,471     $  218,181       $288,226
     Other                     4,617,082        981,300             --
   Sales
     U.S. Government             461,465         92,293        418,078
     Other                     6,981,366      1,440,785         72,110

REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Shareholders,
  The Primary Trend Fund, Inc.
  The Primary Income Funds, Inc.

  We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The Primary Trend Fund, Inc. and The Primary Income Funds, Inc. (comprised of The Primary Income Fund and The Primary U.S. Government Fund) as of June 30, 2000, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of The Primary Trend Fund, Inc. and The Primary Income Funds, Inc. at June 30, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                       /s/ Ernst & Young LLP

Milwaukee, Wisconsin
July 21, 2000

FUND PERFORMANCE COMPARISON

                     PRIMARY TREND FUND       S&P 500 COMPOSITE

    6/30/90               10,000                   10,000
    9/30/90                9,197                    8,626
   12/31/90                9,827                    9,399
    3/31/91               11,147                   10,764
    6/30/91               11,069                   10,740
    9/30/91               11,671                   11,314
   12/31/91               11,748                   12,263
    3/31/92               11,676                   11,953
    6/30/92               11,872                   12,180
    9/30/92               12,075                   12,564
   12/31/92               11,776                   13,197
    3/31/93               12,497                   13,773
    6/30/93               12,840                   13,840
    9/30/93               13,003                   14,198
   12/31/93               13,119                   14,527
    3/31/94               12,734                   13,976
    6/30/94               12,804                   14,035
    9/30/94               13,492                   14,721
   12/31/94               13,102                   14,718
    3/31/95               13,858                   16,151
    6/30/95               14,985                   17,693
    9/30/95               15,107                   19,099
   12/31/95               15,225                   20,249
    3/31/96               16,508                   21,336
    6/30/96               17,008                   22,294
    9/30/96               17,592                   22,983
   12/31/96               19,789                   24,898
    3/31/97               19,529                   25,566
    6/30/97               21,470                   30,029
    9/30/97               23,607                   32,279
   12/31/97               23,388                   33,205
    3/31/98               24,986                   37,837
    6/30/98               24,274                   39,086
    9/30/98               21,771                   35,198
   12/31/98               22,918                   42,694
    3/31/99               23,179                   44,822
    6/30/99               25,411                   47,981
    9/30/99               23,445                   44,985
   12/31/99               22,305                   51,679
  3/31/2000               22,177                   52,864
  6/30/2000               22,584                   51,460


FUND'S TOTAL RETURN PERFORMANCE
-------------------------------
2000 Year to Date                              + 1.3%
12 Months Ended June 30, 2000                  -11.1%
5 Years (Annualized)                           + 8.6%
10 Years (Annualized)                          + 8.5%
Annualized Since Inception (9/15/86)           + 8.4%

Initial Investment of
$10,000 on 6/30/90


             Primary Income Fund    S&P 500 Composite      S&P Utilities Index

   6/30/90         10,000                 10,000                 10,000
   9/30/90          9,515                  8,626                  9,510
  12/31/90         10,431                  9,399                 10,730
   3/31/91         11,005                 10,764                 10,879
   6/30/91         10,918                 10,740                 10,397
   9/30/91         12,083                 11,314                 11,218
  12/31/91         12,673                 12,263                 12,167
   3/31/92         12,107                 11,953                 11,033
   6/30/92         12,726                 12,180                 11,903
   9/30/92         13,197                 12,564                 12,841
  12/31/92         12,961                 13,197                 13,157
   3/31/93         14,040                 13,773                 14,588
   6/30/93         14,346                 13,840                 14,924
   9/30/93         15,037                 14,198                 15,968
  12/31/93         14,962                 14,527                 15,064
   3/31/94         14,380                 13,976                 13,819
   6/30/94         14,264                 14,035                 13,810
   9/30/94         14,885                 14,721                 13,880
  12/31/94         14,575                 14,718                 13,878
   3/31/95         15,595                 16,151                 14,837
   6/30/95         16,380                 17,693                 15,939
   9/30/95         16,909                 19,099                 17,728
  12/31/95         17,580                 20,249                 19,587
   3/31/96         18,320                 21,336                 18,656
   6/30/96         18,810                 22,294                 19,590
   9/30/96         19,223                 22,983                 18,902
  12/31/96         21,112                 24,898                 20,163
   3/31/97         21,545                 25,566                 19,483
   6/30/97         23,342                 30,029                 20,628
   9/30/97         25,661                 32,279                 21,619
  12/31/97         26,498                 33,205                 25,140
   3/31/98         27,502                 37,837                 26,553
   6/30/98         26,778                 39,086                 26,874
   9/30/98         25,756                 35,198                 28,120
  12/31/98         26,637                 42,694                 28,858
   3/31/99         25,577                 44,822                 26,157
   6/30/99         27,574                 47,981                 29,196
   9/30/99         25,649                 44,985                 27,799
  12/31/99         24,376                 51,679                 26,299
 3/31/2000         24,529                 52,864                 28,426
 6/30/2000         24,911                 51,460                 32,178

FUND'S TOTAL RETURN PERFORMANCE
-------------------------------
2000 Year to Date                              + 2.2%
12 Months Ended June 30, 2000                  - 9.7%
5 Years (Annualized)                           + 8.8%
10 Years (Annualized)                          + 9.6%
Annualized Since Inception (9/1/89)            + 9.2%

Initial Investment of
$10,000 on 6/30/90


                        Primary U.S.            Lehman Intermediate U.S.
                      Government Fund            Government Bond Index

   6/30/90                10,000                        10,000
   9/30/90                 9,960                        10,193
  12/31/90                10,533                        10,636
   3/31/91                10,777                        10,871
   6/30/91                10,848                        11,053
   9/30/91                11,465                        11,578
  12/31/91                12,083                        12,135
   3/31/92                11,784                        12,007
   6/30/92                12,153                        12,473
   9/30/92                12,630                        13,019
  12/31/92                12,513                        12,976
   3/31/93                12,966                        13,461
   6/30/93                13,254                        13,726
   9/30/93                13,616                        14,015
  12/31/93                13,572                        14,037
   3/31/94                13,214                        13,778
   6/30/94                13,029                        13,701
   9/30/94                13,101                        13,805
  12/31/94                13,146                        13,792
   3/31/95                13,743                        14,366
   6/30/95                14,360                        15,038
   9/30/95                14,634                        15,271
  12/31/95                14,991                        15,782
   3/31/96                15,026                        15,673
   6/30/96                14,954                        15,779
   9/30/96                15,246                        16,050
  12/31/96                15,555                        16,421
   3/31/97                15,569                        16,416
   6/30/97                15,957                        16,875
   9/30/97                16,259                        17,307
  12/31/97                16,508                        17,690
   3/31/98                16,697                        17,956
   6/30/98                16,947                        18,288
   9/30/98                17,369                        19,140
  12/31/98                17,456                        19,188
   3/31/99                17,573                        19,136
   6/30/99                17,588                        19,099
   9/30/99                17,684                        19,292
  12/31/99                17,571                        19,282
 3/31/2000                17,725                        19,598
 6/30/2000                18,027                        19,954

FUND'S TOTAL RETURN PERFORMANCE
-------------------------------
2000 Year to Date                               +2.6%
12 Months Ended June 30, 2000                   +2.5%
5 Years (Annualized)                            +4.7%
10 Years (Annualized)                           +6.1%
Annualized Since Inception (9/1/89)             +6.2%

Initial Investment of
$10,000 on 6/30/90

  Past performance is not predictive of future performance. (You already know
                  that...but we are required to say it anyway.)

TAX INFORMATION FOR CORPORATE SHAREHOLDERS

For the year ended June 30, 2000, 99.2% and 70.9% of dividends paid from net investment income qualified for the dividends received deduction available to corporate shareholders of the Trend Fund and Income Fund, respectively.

(THE PRIMARY TREND FUNDS LOGO)

WWW.PRIMARYTRENDFUNDS.COM

INVESTMENT ADVISER
   Arnold Investment Counsel Incorporated
   First Financial Centre
   700 North Water Street
   Milwaukee, Wisconsin 53202
   1-800-443-6544

OFFICERS
   Lilli Gust, President
   Barry S. Arnold, Vice President and Assistant Secretary
   James R. Arnold, Jr., Secretary and Treasurer

DIRECTORS
   Barry S. Arnold
   Lilli Gust
   Clark J. Hillery
   Harold L. Holtz

ADMINISTRATOR
   Sunstone Financial Group, Inc.
   803 West Michigan Street
   Milwaukee, Wisconsin 53233

CUSTODIAN
   Firstar Bank, N.A.
   777 East Wisconsin Avenue
   Milwaukee, Wisconsin 53202

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
   Firstar Mutual Fund Services, LLC
   615 East Michigan Street
   Milwaukee, Wisconsin 53202
   1-800-968-2122

INDEPENDENT AUDITORS
   Ernst & Young LLP
   111 East Kilbourn Avenue
   Milwaukee, Wisconsin 53202

LEGAL COUNSEL
   Foley & Lardner
   777 East Wisconsin Avenue
   Milwaukee, Wisconsin 53202

Founding member of
100% NO-LOAD TM
MUTUAL FUND
COUNCIL